Aberdeen Global Income Fund, Inc.

NYSE American: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on January 8, 2018, a distribution of US $0.07 per share to all shareholders of record as of December 29, 2017.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 11/30/2017), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	$0.0140	20%	$0.0280	20%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0560	80%	$0.1120	80%
Total (per common share)	$0.0700	100%	$0.1400	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2017 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2017[1]	0.60%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.18%
Fiscal Year to Date (11/01/2017 to 11/30/2017)
Cumulative Total Return on NAV[1]	0.59%
Cumulative Distribution Rate on NAV[2]	0.77%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of November 30, 2017.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on January 30, 2018, a distribution of US $0.07 per share to all shareholders of record as of January 22, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 12/31/2017), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	$0.0063	9%	$0.0189	9%
Net Realized Long-Term Capital Gains	$0.0021	3%	$0.0063	3%
Return of Capital	$0.0616	88%	$0.1848	88%
Total (per common share)	$0.0700	100%	$0.2100	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2017[1]	0.70%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.14%
Fiscal Year to Date (11/01/2017 to 12/31/2017)
Cumulative Total Return on NAV[1]	1.80%
Cumulative Distribution Rate on NAV[2]	1.52%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of December 31, 2017.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on February 27, 2018, a distribution of US $0.07 per share to all shareholders of record as of February 20, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 01/31/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	$0.0133	19%	$0.0532	19%
Net Realized Long-Term Capital Gains	$0.0021	3%	$0.0084	3%
Return of Capital	$0.0546	78%	$0.2184	78%
Total (per common share)	$0.0700	100%	$0.2800	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 01/31/2018[1]	1.32%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.00%
Fiscal Year to Date (11/01/2017 to 01/31/2018)
Cumulative Total Return on NAV[1]	4.14%
Cumulative Distribution Rate on NAV[2]	2.25%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of January 31, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on March 26, 2018, a distribution of US $0.07 per share to all shareholders of record as of March 19, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 02/28/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	$0.0028	4%	$0.0140	4%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0672	96%	$0.3360	96%
Total (per common share)	$0.0700	100%	$0.3500	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 02/28/2018[1]	1.31%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.24%
Fiscal Year to Date (11/01/2017 to 02/28/2018)
Cumulative Total Return on NAV[1]	2.28%
Cumulative Distribution Rate on NAV[2]	3.08%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of February 28, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on April 27, 2018, a distribution of US $0.07 per share to all shareholders of record as of April 20, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 03/31/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	$0.0028	4%	$0.0168	4%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0672	96%	$0.4032	96%
Total (per common share)	$0.0700	100%	$0.4200	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 03/31/2018[1]	1.01%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.33%
Fiscal Year to Date (11/01/2017 to 03/31/2018)
Cumulative Total Return on NAV[1]	2.09%
Cumulative Distribution Rate on NAV[2]	3.89%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of March 31, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on May 31, 2018, a distribution of US $0.07 per share to all shareholders of record as of May 23, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 04/30/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	-	-	-	-
Net Realized Long-Term Capital Gains	$0.0007	1%	$0.0049	1%
Return of Capital	$0.0693	99%	$0.4851	99%
Total (per common share)	$0.0700	100%	$0.4900	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

As of April 30, 2018, after giving effect to this payment, the Fund estimates it has a net deficit of $891,000. A net deficit results when the Fund has net unrealized losses that are in excess of any net realized gains that have not yet been distributed.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 04/30/2018[1]	0.17%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.52%
Fiscal Year to Date (11/01/2017 to 04/30/2018)
Cumulative Total Return on NAV[1]	0.87%
Cumulative Distribution Rate on NAV[2]	4.76%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of April 30, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

Aberdeen Global Income Fund, Inc.

NYSE MKT: FCO    Cusip: 003 013 109

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

DISTRIBUTION NOTICE

Aberdeen Global Income Fund, Inc. (NYSE American: FCO) (the “Fund”), a closed-end fund, today announced that it paid on June 29, 2018, a distribution of US $0.07 per share to all shareholders of record as of June 21, 2018.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid relating to fiscal year to date (11/01/2017 - 05/31/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	-	-	-	-
Net Realized Short-Term Capital Gains*	-	-	-	-
Net Realized Long-Term Capital Gains	$0.0014	2%	$0.0112	2%
Return of Capital	$0.0686	98%	$0.5488	98%
Total (per common share)	$0.0700	100%	$0.5600	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

As of May 31, 2018, after giving effect to this payment, the Fund estimates it has a net deficit of $2,608,000. A net deficit results when the Fund has net unrealized losses that are in excess of any net realized gains that have not yet been distributed.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 05/31/2018[1]	1.33%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	9.77%
Fiscal Year to Date (11/01/2017 to 05/31/2018)
Cumulative Total Return on NAV[1]	(0.80%)
Cumulative Distribution Rate on NAV[2]	5.70%

1Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of May 31, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.